EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the IOMED, Inc. (the “Company”) Quarterly Report on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian L. Mower, Chief Accounting Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2003	By:	/s/ BRIAN L. MOWER, CPA
Brian L. Mower, CPA
Chief Accounting Officer

A signed original of this written statement required by Section 906 has been provided to IOMED, Inc. and will be retained by IOMED, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.